EXHIBIT 23.3

                                    CONSENT

      The undersigned, Emmett Moore, hereby consents to the reference to him as having agreed to become a Director of Castle Dental Centers, Inc., as described in the Registration Statement on Form S-1 relating to the Common Stock of Castle Dental Centers, Inc.

                                                  ________________________
                                                  Emmett Moore

                                                  Date: 10-8-96